UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 1, 2019

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events

On April 1, 2019, CAB Financial Corporation, a South Carolina corporation (“CABF”), merged with and into Park National Corporation, an Ohio corporation (the “Company”), with the Company continuing as the surviving entity (the “Merger”), pursuant to the Agreement and Plan of Merger and Reorganization, dated as of September 12, 2018 (the “Merger Agreement”), by and between the Company and CABF. Immediately following the Merger, Carolina Alliance Bank, a South Carolina state chartered bank and a wholly-owned Subsidiary of CABF, was merged into The Park National Bank, a national banking association and a wholly-owned Subsidiary of the Company, with the Park National Bank as the surviving bank.
Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of CABF common stock, par value $1.00 per share (“CABF Common Stock”), was converted into the right to receive for each share of CABF Common Stock (i) $3.80 in cash (the “cash consideration”) and (ii) 0.1378 of a share (the “Exchange Ratio”) of Company common stock, without par value (the “stock consideration” and, together with the cash consideration, the “Merger Consideration”). At the Effective Time, CABF stock options were canceled and converted into the right to receive the Merger Consideration subject to the terms set forth in the Merger Agreement. In addition, CABF restricted stock awards were fully vested at the Effective Time (with any performance-based vesting condition deemed satisfied) and canceled and converted automatically into the right to receive Merger Consideration.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Form 8-K filed on September 14, 2018 and is incorporated herein by reference.

On April 1, 2019, the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(a)	Exhibits

2.1Agreement and Plan of Merger and Reorganization among Park National Corporation and CAB Financial Corporation, dated as of September 12, 2018 (attached as Exhibit 2.1 to the Company’s Form 8-K filed on September 14, 2018 and incorporated herein by reference).
99.1Press Release, dated April 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 1, 2019	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer